Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): April 1, 2004




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)























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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.     (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure

On April 1st, 2004, the registrant issued a press release announcing the release of 2003 annual financial results.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of April 1, 2004,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  April 1, 2004              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)




























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EXHIBIT  99.1


Meridian Holdings, Inc., Reports Financial Results For Year Ended 2003


LOS ANGELES, CALIF.- Meridian Holdings, Inc. (OTC Bulletin Board: MRDH), announced today the timely filing of the company's annual report to the Securities and Exchange Commission for the period ended December 31, 2003, on Form 10-KSB.

The Company recorded a net income from operations for the twelve months ended December 31, 2003 of $138,566, compared to a net loss of $43,803 during comparable period in 2002.

Medical services revenues increased by 0.2% from $2,618,894 for the twelve
months   ended December 31,  2002 to $2,624,135 for  same period  in 2003.

The cost of revenue decreased by 34% from $1,358,566 for twelve months ended December 31, 2002 to $900,203 for comparable period in 2003.

In addition to improved operating results, Meridian achieved a number of other key accomplishments in 2003 which includes:

   Negotiated on behalf of Capnet IPA Physician Network, a Capitated Risk contract with UHP Healthcare.

   Renewal of Capnet IPA Physician Network Capitated Risk contract with the County of Los Angles Community Health Plan.

   Appointed two new board members to the board of Directors

   Effectuated a 1-for-10 reverse split of its common stock, and change of trading symbol to "MRDH".

   Long term debt decreased from $1,080,641 for the year ended December 31 2002 to $510,033 during comparable period in 2003.

Commenting on the results of last year, Anthony C. Dike, MD, Meridian's Chairman and Chief Executive Officer, stated "We are very delighted with all our accomplishments during the last fiscal year. Our plan of refocusing our business to our area of core competency as a managed care provider coupled with our cost cutting measures has allowed us to restructure our balance sheet"

"We believe with the passage of the Medicare Modernization Act (MMA) by the United States Congress, in late 2003, the window of growth for managed care providers such as Meridian is opening. During 2004 we are seeking to increase our market share and continue our drive towards increased top and bottom line growth, " Dike concluded.

Full text of the report may be viewed on the SEC's EDGAR database at www.sec.gov.

About  Meridian  Holdings,  Inc.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Learn more about the company and its affiliated entities, including CGI Communications Services, Inc. and InterCare DX, Inc. by visiting Meridian's web site at www.meho.com.

NOTE:  Statements in this  news  release  that  are not purely historical are
forward-looking  statements   within  the  meaning  of  Section  27A  of  the
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Securities Act  of  1933  and  Section 21E of  the Securities Exchange Act of
1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto.
Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature.
Editors and investors are cautioned that   such  forward-looking   statements
invoke   risk  and uncertainties  that  may cause the company's   results  to
differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.

                                      #  #  #

CONTACT:  Anthony C. Dike,
          Meridian  Holdings, Inc.
          213-627-8878
          www.meho.com



















































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